Exhibit 10.1

NIMBLEGEN SYSTEMS INC.

SUBORDINATED CONVERTIBLE NOTE AND WARRANT

PURCHASE AGREEMENT

MAY 21, 2004

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5.2	Approval of Transactions	14
5.3	Amendment of Charter/Registration Rights	14

6.	CONDITIONS TO CLOSINGS	14
6.1	Conditions to Obligations of the Purchasers at the First Closing	14
6.2	Conditions to Obligations of the Purchasers at the Second Closing	17
6.3	Conditions to Obligations of the Company	18

7.	MISCELLANEOUS	19
7.1	Governing Law	19
7.2	Survival	19
7.3	Successors and Assigns	19
7.4	Entire Agreement	19
7.5	Severability	19
7.6	Amendment/Waiver	19
7.7	Delays or Omissions	20
7.8	Notices	20
7.9	Expenses	20
7.10	Attorneys’ Fees	21
7.11	Titles and Subtitles	21
7.12	Counterparts; Facsimile Signatures	21
7.13	Further Assurances	21
7.14	Broker’s Fees	21
7.15	Confidentiality	21
7.16	Pronouns	22
7.17	Dispute Resolution	22
7.18	References to Dollars	22
7.19	Execution and Closing of the Transactions	22
7.20	Waiver of Preemptive Rights	22

Exhibits

Exhibit A	Form of Subordinated Promissory Note

Exhibit B-1	Form of Warrant-First Closing

Exhibit B-2	Form of Warrant-Second Closing

Exhibit C	Subject Securities Purchased at First Closing

Exhibit D	Subject Securities Purchased at Second Closing

Exhibit E	Third Amended and Restated Certificate of Incorporation, as amended

Exhibit F	Capitalization Table

Exhibit G	Form of Legal Opinion

Schedules

Schedule of Exceptions

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NIMBLEGEN SYSTEMS INC.

SUBORDINATED CONVERTIBLE NOTE AND

WARRANT PURCHASE AGREEMENT

This SUBORDINATED CONVERTIBLE NOTE AND WARRANT PURCHASE AGREEMENT (the “Agreement”) is made and entered into as of May 21, 2004, by and among NIMBLEGEN SYSTEMS INC., a Delaware corporation (the “Company”), and those purchasers (individually, a “Purchaser” and collectively, the “Purchasers”) whose signatures appear on the signature page hereto.

RECITALS

WHEREAS, the Company has authorized the sale and issuance to the Purchasers of subordinated promissory notes in the form attached hereto as Exhibit A (individually, a “Note” and collectively, the “Notes”) in an aggregate principal amount of up to $2,500,000 and stock purchase warrants in the forms attached hereto as Exhibits B-1 and B-2 (individually, a “Warrant” and collectively, the “Warrants”). The Notes and the Warrants are referred to herein collectively as the “Subject Securities”;

WHEREAS, the Purchasers desire to purchase the Subject Securities on the terms and conditions set forth herein; and

WHEREAS, the Company desires to issue and sell the Subject Securities to the Purchasers on the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties, and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.	AGREEMENT TO SELL AND PURCHASE.

1.1 Subject Securities. Subject to the terms and conditions hereof, the Company hereby agrees to issue and sell to each Purchaser, severally and not jointly, and each Purchaser agrees to purchase from the Company, severally and not jointly: (a) at the First Closing (as defined below), the number and amount of Subject Securities set forth opposite such Purchaser’s name on Exhibit C attached hereto at a purchase price set forth on Exhibit C; and (b) if, but only if, the Company elects to cause the Second Closing (as defined below) to occur, then at the Second Closing, the number and amount of the Subject Securities set forth opposite such Purchaser’s name on Exhibit D attached hereto at a purchase price set forth on Exhibit D.

1.2 Additional Subject Securities. The parties acknowledge and agree that: (i) the Company is selling at the First Closing Notes in the aggregate principal amount of $833,333 and Warrants as set forth herein and if the Company elects to cause the Second Closing to occur, will sell Notes in an additional aggregate amount of $1,666,667 and Warrants as set forth herein, and (ii) the Company has offered or intends to offer, on the same terms and conditions as set forth herein for the Notes and Warrants purchased at the First Closing and the Second Closing, Notes in the additional aggregate amount of up to $250,000, together with additional Warrants related thereto. The parties further acknowledge and agree that if any of such additional Notes or Warrants are sold, the following will apply:

(a)	all of such additional Notes and Warrants will be deemed for all purposes hereof to be “Subject Securities”;

(b)	The additional Notes, if any, issued pursuant to this Section 1.2 shall be in the form attached hereto as Exhibit A, but shall be dated as of the actual date of the purchase and sale of such additional Notes;

(c)	The additional Warrants, if any, issued pursuant to this Section 1.2 shall be substantially in the form attached hereto as Exhibit B-1, provided, however, that the amount of $1,250,000 in clause (i) of the first paragraph shall be replaced with an amount equal to one half of the aggregate principal amount of the additional Notes purchased under this Section 1.2; and

(d)	The Purchasers of such additional Notes and Warrants, if not already parties to this Agreement, shall be required to execute and deliver a joinder hereto, and this Agreement shall be deemed amended by the addition of an Exhibit C-1, reflecting the Purchasers, number, and amount of the additional Subject Securities being purchased in the Supplemental Closing (as defined below) and by the amendment of Exhibit D, reflecting the Purchasers, number, and amount of the additional Subject Securities being purchased in the Second Closing.

2.	CLOSINGS, DELIVERY AND PAYMENT.

2.1 Closings. The closing of the sale and purchase of the Subject Securities under this Agreement to the Purchasers set forth on Exhibit C (the “First Closing”) shall take place at the offices of the Company on May 21, 2004 at 9:00 a.m. Central time, or at such other time or place as the Company and the Purchasers listed on Exhibit C may mutually agree (such closing date is hereinafter referred to as the “First Closing Date”). The closing of the sale and purchase of the Subject Securities described in Section 1.2 (the “Supplemental Closing”), if any, shall take place at the offices of the Company at such time and place as the Company and the Purchasers of such Subject Securities may mutually agree, but in any event not later than thirty (30) days after the First Closing Date (the date of such Supplemental Closing is hereinafter referred to as the “Supplemental Closing Date”). The closing of the sale and purchase of the Subject Securities under this Agreement to the Purchasers set forth on Exhibit D (the “Second Closing”) shall, if it occurs, take place at the offices of the Company at 9:00 a.m. CDT on the fifteenth (15th) day after written notice provided by the Company to the Purchasers, which notice may not be given later than August 31, 2004, or at such earlier time and/or other place as the Company and the Purchasers listed on Exhibit D may mutually agree (the date of such closing is hereinafter referred to as the

“Second Closing Date”). If the Company does not provide the notice referenced in the previous sentence on or before August 31, 2004, then the Second Closing will not occur. The First Closing, the Supplemental Closing, and the Second Closing may sometimes be referred to herein individually as a “Closing” and collectively, as the “Closings.” The First Closing Date, the Supplemental Closing Date, and the Second Closing Date may sometimes be referred to herein individually as a “Closing Date” and collectively, as the “Closing Dates.”

2.2 Delivery. At each Closing, subject to the terms and conditions hereof, the Company will deliver to each Purchaser Notes and Warrants representing the Subject Securities purchased by such Purchaser at such Closing against payment of the purchase price therefor by wire transfer to such account as designated by the Company to the Purchasers.

2.3 Use of Proceeds. The proceeds from the sale of the Subject Securities shall be used by the Company as working capital for general corporate purposes in accordance with the Company’s business plan.

2.4 Penalty for Failure to Purchase Notes at Second Closing. In the event that any Purchaser (including, for purposes hereof, a subsequent holder of a Note) fails to purchase the full principal amount of Notes as reflected on Exhibit D (a “Defaulting Purchaser”), in addition to any remedies the Company may have pursuant to this Agreement or applicable law, the other Purchasers (including, for purposes hereof, any subsequent holders of the Notes) who have purchased the full principal amount of their Notes as reflected on Exhibit D (the “Complying Purchasers”) shall have the option to purchase any or all of the outstanding Notes held by the Defaulting Purchaser for a purchase price equal to one percent (1%) of the outstanding principal on such Notes. Within ten (10) days after the Second Closing, the Company shall notify the Complying Purchasers of the aggregate principal amount of outstanding Notes held by Defaulting Purchasers, if any. Each Complying Purchaser will have twenty (20) days after the delivery of such notice (the “Exercise Period”) to notify the Company of such Purchaser’s election to purchase a portion of such outstanding Notes. Each Complying Purchaser will be entitled to purchase a fraction of such Notes, the numerator of which shall be equal to the principal amount of outstanding Notes held by such Complying Purchaser, and the denominator of which shall be equal to the aggregate principal amount of outstanding Notes held by all Complying Purchasers who have elected to purchase Notes held by a Defaulting Purchaser. The closing on such purchase shall take place within twenty (20) days after the expiration of the Exercise Period.

3.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

Except as set forth on a Schedule of Exceptions delivered by the Company to the Purchasers prior to the execution and delivery of this Agreement, the Company hereby represents and warrants to the Purchasers as of the date of this Agreement as follows:

3.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Third Amended and Restated Certificate of Incorporation, as amended by that certain Certificate of Amendment dated as of February 4, 2004 (the “Charter”), is attached hereto as Exhibit E and a copy of the

Bylaws of the Company have been provided to the Purchasers. The Company has all requisite corporate power and authority (a) to own and operate its properties and assets, (b) to execute and deliver this Agreement, (c) to issue and sell the Subject Securities, (d) to carry out the provisions of this Agreement, the Stock Agreements (as defined below) and the Charter and (e) to carry on its business as presently conducted. The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Company or its business, assets, financial condition or operations.

3.2 Subsidiaries. The Company does not own or control any equity security or other interest of any other corporation, limited partnership or other business entity. The Company is not a participant in any joint venture, partnership or similar arrangement.

3.3 Capitalization; Voting Rights.

(a)	The authorized capital stock of the Company consists of: (1) 10,137,627 shares of Common Stock, par value $0.001 per share (the “Common Stock”), 1,543,283 shares of which are issued and outstanding, and 1,015,017 shares of which have been authorized for issuance to officers, directors, employees, and consultants pursuant to the Company’s 2000 Stock Option and Restricted Stock Plan; (2) 1,230,001 shares of Series A Preferred Stock, par value $0.001 per share, all of which are issued and outstanding; (3) 2,080,000 shares of Series B Preferred Stock, par value $0.001 per share, all of which are issued and outstanding; (4) 1,075,715 shares of Series C Preferred Stock, par value $0.001 per share, all of which are issued and outstanding; and (5) 1,976,190 shares of Series D Preferred Stock, par value $.001 per share, all of which are issued and outstanding. The outstanding capital stock of the Company is held by such persons and in such classes and numbers of shares as are reflected in the capitalization table attached hereto as Exhibit F.

(b)	The rights, preferences, privileges and restrictions of the shares of the Company’s capital stock are as stated in the Charter. Upon amendment of the Charter as described in Section 5.3 of this Agreement, the shares of preferred stock or Common Stock purchasable upon conversion of the Notes and the shares of Common Stock purchasable upon exercise of the Warrants (collectively, the “Additional Shares”) will have been duly authorized and validly reserved for issuance. Except as may be granted pursuant to the Company’s Third Amended and Restated Stockholders Agreement (the “Stockholders Agreement”), and the Company’s Third Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”) (the Stockholders Agreement and the Registration Rights Agreement being referred to herein collectively as the “Stock Agreements”), there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal), proxy or shareholder agreements, or agreements of any kind for the purchase or acquisition from the Company of any of its securities.

(c)	When issued in compliance with the provisions of this Agreement and the Charter (subject to the amendment referenced in Section 5.3, below), the Subject Securities and the Additional Shares will be validly issued, fully paid and non-assessable, except as provided by Section 180.0622(2)(b) of the Wisconsin Statutes and judicial interpretations thereof.

3.4 Authorization; Binding Obligations. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization of this Agreement, the performance of all obligations of the Company hereunder at the Closings and the authorization, sale, issuance and delivery of the Subject Securities pursuant hereto has been taken or will be taken prior to the applicable Closing. This Agreement, when executed and delivered, will be the valid and binding obligation of the Company enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws of general application affecting enforcement of creditors’ rights, and (b) general principles of equity that restrict the availability of equitable remedies. The sale of the Subject Securities is not subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with.

3.5 Liabilities. Except as set forth on the Financial Statements (as defined below), the Company has no material liabilities and, to its knowledge, knows of no material contingent liabilities, except current liabilities incurred in the ordinary course of business and liabilities which would not, under generally accepted accounting principles, be required to be disclosed on a balance sheet of the Company.

3.6 Agreements; Action.

(a)	There are no agreements, understandings, instruments, contracts, judgments, orders, writs or decrees to which the Company is a party or to its knowledge by which it is bound which may involve (1) obligations (contingent or otherwise) of, or payments to, the Company in excess of $25,000 (other than obligations of, or payments to, the Company arising from the purchase of supplies or sale of Company products entered into in the ordinary course of business), or (2) the transfer or license of any patent, copyright, trade secret or other proprietary right to or from the Company (other than licenses arising from the purchase of “off the shelf” or other standard products), or (3) provisions restricting the development, manufacture or distribution of the Company’s products or services, or (4) indemnification by the Company with respect to infringements of proprietary rights (other than indemnification obligations arising from purchase or sale or license agreements entered into in the ordinary course of business).

(b)

The Company has not (1) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (2) incurred any indebtedness for money borrowed or any other liabilities (other than with respect to indebtedness and other obligations incurred in the ordinary course of business or disclosed in the Financial Statements) individually in excess of $25,000 or, in the case of indebtedness and/or liabilities individually less than $25,000, in excess of $50,000 in the aggregate, (3) made any loans or advances to any person, other than ordinary advances for travel expenses, or (4) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

(c)	For the purposes of this Section 3.6, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

3.7 Agreements with or Obligations to Related Parties. The Company has no agreements with or obligations to any officers, directors, stockholders, or employees of the Company other than (a) agreements explicitly contemplated hereby or agreements set forth in the Stock Agreements, (b) agreements between the Company and its officers, directors and employees with respect to the sale of the Company’s Common Stock, (c) obligations for payment of salary for services rendered, (d) obligations for reimbursement for reasonable expenses incurred on behalf of the Company and advances for relocation expenses, (e) other standard employee benefits made generally available to all employees and (f) the Employment Agreements described in the Schedule of Exceptions. None of the officers, directors or stockholders of the Company, or any members of their immediate families, are indebted to the Company or have any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated (other than the Company and its subsidiaries) or with which the Company has a business relationship, or any firm or corporation which competes with the Company, except that officers, directors and/or stockholders of the Company may own stock in publicly traded companies which may compete with the Company. No officer, director or stockholder, or any member of their immediate families, is, directly or indirectly, interested in any material contract with the Company (other than such contracts which relate to any such person’s ownership of capital stock or other securities of the Company and the Employment Agreement described in the Schedule of Exceptions). The Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

3.8 Title to Properties and Assets; Liens, Etc. The Company has good and marketable title to its properties and assets and good title to its leasehold estates, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than (a) those resulting from taxes which have not yet become delinquent, (b) minor liens and encumbrances which do not materially detract from the value of the property subject thereto or materially impair the operations of the Company, and (c) those that have otherwise arisen in the ordinary course of business.

3.9 Patents and Trademarks.

(a)	The Company has entered into an Exclusive License Agreement with the Wisconsin Alumni Research Foundation dated September 27, 1999 and amended April 24, 2000 which grants the Company an exclusive license for certain uses of United States patents (WARF internal reference numbers P98077US, P98077WO, P99318US, P00127US and P00271US).

(b)	The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with such employee’s duties to the Company.

(c)	Neither the execution or delivery of this Agreement nor the carrying on of the Company’s business by the employees of the Company, will, to the Company’s knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any employee is now obligated. The Company does not believe it is or will be necessary to utilize any inventions, trade secrets or proprietary information of any of its employees made prior to their employment by the Company, except for inventions, trade secrets or proprietary information that have been assigned to the Company and which are disclosed in the Schedule of Exceptions hereto.

(d)	The Disclosure Schedule lists all rights in and to all patents and patent applications, and trademarks and trademark applications, and all copyright registrations, owned, used and licensed by the Company.

3.10 Compliance with Other Instruments. The Company is not in violation or default of any term of its Charter or Bylaws, or to the Company’s knowledge, of any provision of any mortgage, indenture, contract, agreement, instrument or contract to which it is a party or by which it is bound or of any judgment, decree, order, writ, federal or state statute, rule or regulation applicable to the Company. The execution, delivery, and performance of and compliance with this Agreement, and the issuance and sale of the Subject Securities pursuant hereto and of the Additional Shares (subject to the amendment referenced in Section 5.3, below) pursuant to the Charter, will not, with or without the passage of time or giving of notice, result in any such material violation, or be in conflict with or constitute a default under any such term, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

3.11 Litigation. There is no action, suit, proceeding or investigation pending or to the Company’s knowledge currently threatened against the Company that questions the validity of this Agreement or the Stock Agreements, or the right of the Company to enter into any of such agreements, or to consummate the transactions contemplated hereby or thereby, or which might result, either individually or in the aggregate, in any material adverse change in the business, assets, liabilities, financial condition, operations or prospects of the Company, financially or otherwise, or any change in the current equity ownership of the Company. The foregoing includes, without limitation, actions, suits, proceedings or investigations pending or threatened involving the prior employment of any of the Company’s employees, their use in connection with the Company’s business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

3.12 Tax Returns and Payments. The Company has timely filed all tax returns and reports (federal, state and local) required to be filed by it. These returns and reports are true and correct in all material respects. All taxes shown to be due and payable on such returns, any assessments imposed with respect thereto, and to the Company’s knowledge all other taxes due and payable by the Company on or before the date hereof, have been paid or will be paid prior to the time they become delinquent. The Company has not received any notices of deficiency nor is the Company aware of any pending audits. The Company has no knowledge of any liability of any tax to be imposed upon its properties or assets as of the date of this Agreement for which the Company has not adequately provided.

3.13 Employees. The Company has no collective bargaining agreements with any of its employees. There is no labor union organizing activity pending or, to the Company’s knowledge, threatened with respect to the Company. No employee of the Company has been granted the right to continued employment by the Company or to any material compensation following termination of employment with the Company. The Company is not aware that any officer or key employee intends to terminate his or her employment with the Company, nor does the Company have a present intention to terminate the employment of any officer or key employee.

3.14 Registration Rights. Except as required pursuant to the Registration Rights Agreement, the Company is not under any obligation, and has not granted any rights to register any of the Company’s outstanding securities or any of its securities that may hereafter be issued.

3.15 Compliance with Laws; Permits. The Company is not in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties which violation would materially and adversely affect the business, assets, liabilities, financial condition, operations or prospects of the Company. Subject to the accuracy of the Purchasers’ representations in Section 4 of this Agreement, no governmental orders, permissions, consents, approvals or authorizations are required to be obtained and no registrations or declarations are required to be filed in connection with the execution and delivery of this Agreement and the issuance of the Subject Securities or the Additional Shares, except such as have been duly and validly obtained or filed, or with respect to any filings that must be made after the Closings, as will be filed in a timely manner. The Company has all franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, assets, liabilities, financial condition, operations or prospects of the Company and the Company believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business. The Company is not in default in any material respect under any of such franchises, permits, licenses or similar authority.

3.16 Voting Agreements. Except for the Stockholders Agreement, to the Company’s knowledge, no stockholders have entered into any agreement or arrangement with respect to the voting of the Company’s securities.

3.17 Offering Valid. If the representations and warranties of the Purchasers contained in Section 4.3 hereof are true and complete, the offer, sale and issuance of the Subject Securities and the Additional Shares will be exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws. Neither the Company nor any agent on its behalf has solicited any offers to sell or has offered to sell all or any part of the Subject Securities to any person or persons so as to bring the sale of such Subject Securities by the Company within the registration provisions of the Securities Act or any state securities laws. Based on the representations and warranties of the Purchasers thereof, all sales of securities by the Company prior to the Closing Date have been exempt from the registration requirements of the Securities Act, and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

3.18 Full Disclosure. None of this Agreement, the exhibits hereto or any other document delivered at the Closings by the Company to the Purchasers or their attorneys or agents in connection herewith or therewith or with the transactions contemplated hereby or thereby, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein or therein not misleading. The Company is not aware of any facts which are not disclosed in this Agreement or the exhibits hereto or in other documents delivered at the Closings to the Purchasers or their attorneys or agents in connection herewith, including without limitation, the Schedule of Exceptions, and which (individually or in the aggregate) materially adversely affect, or could be reasonably likely to materially and adversely affect, the business, assets, liabilities, financial condition, operations or prospects of the Company.

3.19 Qualified Small Business. The Company is a “qualified small business” within the meaning of Section 1202(d) of the Internal Revenue Code of 1986, as amended (the “Code”), as of the date hereof. The Company meets the “active business requirement” of Section 1202(e) of the Code, and it has made no “significant redemptions” within the meaning of Section 1202(c)(3)(B) of the Code.

3.20 Real Property Holding Corporation. The Company is not a real property holding corporation within the meaning of Section 897(c)(2) of the Code and any regulations thereunder.

3.21 Minute Books. The minute books of the Company made available to the Purchasers contain a complete summary of all meetings of directors and stockholders since the time of incorporation.

3.22 Financial Statements. The Company has delivered to the Purchasers the unaudited balance sheet of the Company as of February 29, 2004 (the “Balance Sheet Date”) and the related unaudited income statements, stockholders’ equity and cash flows for the year then ended (collectively the “Financial Statements”). The Financial Statements (a) are in accordance with the books and records of the Company and (b) present fairly in all material respects the financial position and results of operations of the Company as of the dates and for the periods indicated and, to the knowledge of the Company, are in accordance with generally accepted accounting principles consistently applied.

3.23 Absence of Material Changes. Except for the fact that the Company has not been profitable and continues to incur expenses in excess of $600,000 per month, which has resulted in a liquidity concern for the Company, since the Balance Sheet Date, there has not been any material adverse change in the business, assets, liabilities, financial condition, operations or prospects of the Company, or any change in the accounting methods or practices followed by the Company.

3.24 Insurance. The Company maintains valid policies of workers’ compensation insurance in the statutorily required amounts and valid insurance policies on its business, assets, properties and personnel of the kinds and in the amounts of not less than is customarily obtained by corporations of established reputation engaged in the same or similar business and similarly situated, including insurance against loss, damage, fire, theft, public liability and other risks. The Company has no claims outstanding under any insurance policy and, to the knowledge of the Company, no circumstances are threatened which could give rise to any claims.

4.	REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS.

Each of the Purchasers hereby severally (but not jointly) represents and warrants to the Company as follows:

4.1 Requisite Power and Authority. Such Purchaser has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and to carry out its provisions. All action on such Purchaser’s part required for the lawful execution, delivery and performance of this Agreement has been or will be effectively taken prior to the applicable Closing. Upon such Purchaser’s execution and delivery thereof, this Agreement will be the valid and binding obligation of such Purchaser, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws of general application affecting enforcement of creditors’ rights, and (b) general principles of equity that restrict the availability of equitable remedies.

4.2 Conflicts. Neither the execution or delivery of this Agreement nor compliance with the terms and provisions hereof, on the part of such Purchaser will cause such Purchaser to breach any statute, ordinance or regulation of any governmental authority or will conflict with or result in a breach of any of the terms, conditions or provisions of any agreement or instrument to which such Purchaser is a party or by which such Purchaser may be bound, or constitute a default thereunder.

4.3 Investment Representations. Such Purchaser understands that neither the Subject Securities nor the Additional Shares have been registered under the Securities Act. Such Purchaser also understands that the Subject Securities are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon such Purchaser’s representations contained in this Agreement. Such Purchaser hereby represents, warrants and agrees as follows:

(a) Purchaser Bears Economic Risk. Such Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that such Purchaser is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Such Purchaser must bear the economic risk of this investment indefinitely unless the Subject Securities (or the Additional Shares) are registered pursuant to the Securities Act, or an exemption from registration is available. Such Purchaser understands that the Company has no present intention of registering the Subject Securities, the Additional Shares or any shares of its stock. Such Purchaser also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow such Purchaser to transfer all or any portion of the Subject Securities or the Additional Shares under the circumstances, in the amounts or at the times such Purchaser might propose.

(b) Acquisition for Own Account. Such Purchaser is acquiring the Subject Securities and will be acquiring the Additional Shares for such Purchaser’s own account for investment only, and not with a view towards their distribution.

(c) Purchaser Can Protect Its Interest. By reason of its business or financial experience, such Purchaser has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement.

(d) Accredited Investor. Such Purchaser is an accredited investor within the meaning of Regulation D under the Securities Act.

(e) Company Information. Such Purchaser has had an opportunity to discuss the Company’s business, management and financial affairs with directors, officers and management of the Company and has had the opportunity to review the Company’s operations and facilities. Such Purchaser has also had the opportunity to ask questions of and receive answers from, the Company and its management regarding the terms and conditions of this investment.

(f) Resales. Such Purchaser acknowledges and agrees that the Subject Securities, and, if issued, the Additional Shares, must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.

5.	COVENANTS.

5.1 Negative Covenants. In order to induce the Purchasers to execute this Agreement, the Company covenants and agrees that from the First Closing Date until the Notes are repaid in full or converted into stock of the Company, unless the Purchasers purchasing (or subsequently holding) not less than fifty percent (50%) of the aggregate principal amount of the Notes (the “Requisite Purchasers”) shall otherwise consent in writing, the Company shall not:

(a) Restricted Payments. Make any Restricted Payment. “Restricted Payment” shall mean: (1) any dividend or other distribution by the Company based upon the stock of the Company (except dividends payable solely in stock of the Company); (2) any purchase, redemption or other acquisition, direct or indirect, by the Company, of stock of the Company, whether now or hereafter outstanding; (3) any other distribution by the Company in respect of stock of the Company, whether now or hereafter outstanding, either directly or indirectly, whether in cash or property or otherwise; and (4) any payment of management or other fees by the Company to any Affiliate, either directly or indirectly, whether in cash or property or otherwise (except for payments for services rendered by employees, directors or consultants of the Company in the ordinary course of business).

(b) Investments, Loans and Advances. Make or have outstanding any loans or advances to, or investments in (through the acquisition of securities or stock or otherwise), any person or entity except:

(i) advances in the ordinary course of business to suppliers in respect to the purchase of supplies or equipment;

(ii) by endorsement of negotiable instruments for deposit or collection in the ordinary course of business;

(iii) investments in obligations of the United States Government or certificates of deposit of banks;

(iv) travel advances to employees in the ordinary course of business; or

(v) investments in money market funds containing only investments rated at least A-1 or the equivalent thereof by Standard & Poor’s Rating Group and maturing within twelve (12) months of the date of acquisition thereof.

(c) Additional Indebtedness. Incur any additional indebtedness, other than amounts payable to providers of goods and services in the ordinary course of business.

(d) Preferential Treatment. Give any preferential treatment to any Purchaser with respect to the payment of principal or interest on the Notes, which shall be repaid to all Purchasers pari passu, according to the outstanding principal and interest due to such Purchaser.

5.2 Approval of Transactions. The Company shall use its good faith commercially reasonable efforts to obtain any consents, permits, or waivers necessary or appropriate for the consummation of the transactions contemplated by this Agreement.

5.3 Amendment of Charter/Registration Rights. Upon the occurrence of an event giving rise to a conversion of the Notes and/or an exercise of the Warrants, the Company shall take all actions necessary and appropriate to: (a) amend the Charter to authorize the Additional Shares; (b) reserve the Additional Shares for issuance and issue the Additional Shares as required pursuant hereto and to the Notes and Warrants; and (c) execute and use its good faith commercially reasonable efforts to cause the other parties thereto to execute an amendment and restatement of the Registration Rights Agreement so as to bring the Additional Shares within the definition of Registrable Securities, and to give all of the holders thereof the same rights and preferences as are granted to the holders of Registrable Securities thereunder, pari passu.

6.	CONDITIONS TO CLOSINGS.

6.1 Conditions to Obligations of the Purchasers at the First Closing. The obligation of the Purchasers to purchase the Subject Securities hereunder at the First Closing is subject to the satisfaction, at or prior to the First Closing Date, of the following conditions:

(a) Representations and Warranties True; Performance of Obligations. The representations and warranties made by the Company in Section 3 hereof shall be true and correct as of the First Closing Date and the Company shall have performed and complied with all obligations and conditions herein required to be performed or complied with by the Company on or prior to the First Closing, and there shall be no ongoing Event of Default, as defined in the form of Note.

(b) Consents, Permits and Waivers. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement (except for such as may be properly obtained subsequent to the First Closing).

(c) Compliance Certificate. The Company shall have delivered to each Purchaser a Compliance Certificate, executed by the President of the Company, dated the First Closing Date, to the effect that the conditions specified in subsections (a) and (b) of this Section 6.1 have been satisfied.

(d) Schedule of Exceptions. The Company shall have delivered to each Purchaser any necessary changes to the Schedule of Exceptions as a result of facts and circumstances arising after the date of execution and delivery of this Agreement and prior to the First Closing, which changes shall be in form and substance satisfactory to the Requisite Purchasers.

(e) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the First Closing hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to each Purchaser and its counsel, and each Purchaser and its counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

(f) Lien Search Results. The Company shall have delivered the results of a UCC lien search performed within fifteen (15) days prior to the First Closing, the results of which shall be satisfactory to the Requisite Purchasers.

(g) Legal Opinion. The Company shall have delivered an opinion of Company counsel in the form attached hereto as Exhibit G.

6.2 Conditions to Obligations of the Purchasers at the Supplemental Closing. The obligation of the Purchasers to purchase the Subject Securities hereunder at the Supplemental Closing is subject to the satisfaction, at or prior to the Supplemental Closing Date, of the following conditions:

(a) Representations and Warranties True; Performance of Obligations. The representations and warranties made by the Company in Section 3 hereof shall be true and correct as of the Supplemental Closing Date and the Company shall have performed and complied with all obligations and conditions herein required to be performed or complied with by the Company on or prior to the Supplemental Closing, and there shall be no ongoing Event of Default, as defined in the form of Note.

(b) Consents, Permits and Waivers. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement (except for such as may be properly obtained subsequent to the Supplemental Closing).

(c) Compliance Certificate. The Company shall have delivered to each Purchaser a Compliance Certificate, executed by the President of the Company, dated the Supplemental Closing Date, to the effect that the conditions specified in subsections (a) and (b) of this Section 6.2 have been satisfied.

(d) Schedule of Exceptions. The Company shall have delivered to each Purchaser any necessary changes to the Schedule of Exceptions as a result of facts and circumstances arising after the date of execution and delivery of this Agreement and prior to the Supplemental Closing, which changes shall be, in form and substance, satisfactory to the Requisite Purchasers.

(e) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Supplemental Closing hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to each Purchaser and its counsel, and each Purchaser and its counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

(f) Lien Search Results. The Company shall have delivered the results of a UCC lien search performed within fifteen (15) days prior to the Supplemental Closing, the results of which shall be satisfactory to the Requisite Purchasers.

(g) Legal Opinion. The Company shall have delivered an opinion of Company counsel in the form attached hereto as Exhibit G.

6.3 Conditions to Obligations of the Purchasers at the Second Closing. The obligation of the Purchasers to purchase the Subject Securities hereunder at the Second Closing is subject to the satisfaction, at or prior to the Second Closing Date, of the following conditions:

(a) Representations and Warranties True; Performance of Obligations. Subject to the proviso in Section 6.3(c), below, the representations and warranties made by the Company in Section 3 hereof shall be true and correct as of the Second Closing Date and the Company shall have performed and complied with all obligations and conditions herein required to be performed or complied with by the Company on or prior to the Second Closing, and there shall be no ongoing Event of Default, as defined in the form of Note.

(b) Consents, Permits and Waivers. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement (except for such as may be properly obtained subsequent to the Second Closing).

(c) Compliance Certificate. The Company shall have delivered to each Purchaser a Compliance Certificate, executed by the President of the Company, dated the Second Closing Date, to the effect that the conditions specified in subsections (a) and (b) of this Section 6.3 have been satisfied; provided, however, that the Company will have the right to update the Schedule of Exceptions as of the Second Closing Date for changes in facts and circumstances between the First Closing Date and the Second Closing Date and all representations and warranties of the Company as of the Second Closing Date shall be deemed amended and supplemented by information set forth in such revised Schedule of Exceptions.

(d) Schedule of Exceptions. The Company shall have delivered to each Purchaser any necessary changes to the Schedule of Exceptions as a result of facts and circumstances arising after the date of the First Closing and prior to the Second Closing, subject to the proviso set forth in Section 6.3(c), above, which changes shall be in form and substance satisfactory to the Requisite Purchasers.

(e) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Second Closing hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Requisite Purchasers and their counsel, and each Purchaser and its counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

(f) Lien Search Results. The Company shall have delivered the results of a UCC lien search performed within fifteen (15) days prior to the Second Closing, the results of which shall be satisfactory to the Requisite Purchasers.

(g) Legal Opinion. The Company shall have delivered an opinion of Company counsel in the form attached hereto as Exhibit G.

6.4 Conditions to Obligations of the Company. The Company’s obligation to issue and sell the Subject Securities at each Closing is subject to the satisfaction, at or prior to such Closing, of the conditions set forth below:

(a) Representations and Warranties True. The representations and warranties in Section 4 made by each Purchaser shall be true and correct in all material respects at the applicable Closing Date, with the same force and effect as if they had been made on and as of said date.

(b) Performance of Obligations. Each Purchaser shall have performed and complied with all obligations and conditions herein required to be performed or complied with by it on or before such Closing.

(c) Compliance Certificate. Each Purchaser shall have delivered to the Company a Compliance Certificate, dated the applicable Closing Date, executed by a duly authorized officer of such Purchaser, to the effect that the conditions in subsections (a) and (b) of this Section 6.4 have been satisfied.

(d) Consents, Permits and Waivers. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement (except for such as may be properly obtained subsequent to the applicable Closing).

7.	MISCELLANEOUS.

7.1 Governing Law. This Agreement shall be construed in accordance with and governed in all respects by the laws of the State of Wisconsin, without giving effect to conflict of laws principles.

7.2 Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by the Purchasers or the Company and the closings of the transactions contemplated hereby.

7.3 Successors and Assigns. No party may assign its rights under this Agreement without the consent of the other parties hereto. Subject to the foregoing and except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

7.4 Entire Agreement. This Agreement, the exhibits hereto, and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement among the parties with regard to the subject matter hereof and thereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

7.5 Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

7.6 Amendment/Waiver. This Agreement may be amended or modified and any event of default or obligation of the Company may be waived, only in writing signed by the Company and the Requisite Purchasers, provided that any amendment or waiver which has a direct, materially disproportionate adverse affect on one or more Purchasers as compared to the other Purchasers must also be consented to in writing by the adversely affected Purchaser(s).

7.7 Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on the Purchasers’ part of any breach, default or noncompliance under this Agreement, or any waiver on such party’s part of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies under this Agreement, or otherwise afforded to any party, shall be cumulative and not alternative.

7.8 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications to the Purchasers shall be sent to the addresses set forth below, or to such other address as shall be designated in writing, with a copy to Foley & Lardner LLP, 150 East Gilman Street, Madison, Wisconsin 53703, Attention: Anne E. Ross. All communications to the Company shall be sent to the addresses set forth below, or to such other address as shall be designated in writing:

IF TO COMPANY:	NimbleGen Systems Inc.
One Science Court
Madison, Wisconsin 53711
Attn: President
Fax: (608) 218-7601

with a copy to:	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202
Attn: Kenneth C. Hunt
Fax: (414) 273-5198

7.9 Expenses. Each party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement; provided, however, that following each Closing, the Company shall reimburse the reasonable fees and expenses of one counsel for the Purchasers incurred in connection with the negotiation, execution, delivery and performance of this Agreement.

7.10 Attorneys’ Fees. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

7.11 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

7.12 Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Agreement may be executed by facsimile and each facsimile signature will have the same effect as an original signature.

7.13 Further Assurances. The Company agrees, and shall cause its officers, to execute any other documents or take any other actions reasonably requested by the Purchasers to fulfill the transactions described in and contemplated by this Agreement. Each Purchaser agrees, and shall cause its officers, to execute any other documents or take any other actions reasonably requested for the Company to fulfill the transactions described in and contemplated by this Agreement.

7.14 Broker’s Fees. Each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker’s or finder’s fee or any other commission directly or indirectly in connection with the transactions contemplated herein. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this Section 7.14 being untrue.

7.15 Confidentiality. Each party hereto agrees that, except with the prior written consent of the other parties and except as required by law, it shall at all times keep confidential and not divulge, furnish or make accessible to anyone any confidential information, knowledge or data concerning or relating to the business or financial affairs of the other parties to which such party has been or shall become privy by reason of this Agreement, discussions or negotiations relating to this Agreement, the performance of their obligations hereunder or the ownership of the Subject Securities purchased hereunder (collectively, the “Confidential Information”). To the extent a party is subject to state or federal law requiring disclosure of public records, such party agrees to exercise its discretionary authority, to the fullest extent permitted under such law, to maintain the confidentiality of the parties’ Confidential Information and to notify the other parties of, and give them an opportunity to object to, any request for disclosure of any Confidential Information relating to or provided by such other parties. The provisions of this Section 7.15 shall be in addition to, and not in substitution for, the provisions of any separate nondisclosure agreement executed by the parties hereto.

7.16 Pronouns. All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as to the identity of the parties hereto may require.

7.17 Dispute Resolution. The parties shall attempt to resolve any disputes, controversies or other claims arising out of or in connection with this Agreement through negotiation. To the extent that any disputes, controversies or claims cannot be resolved as a result of such discussions, such unresolved disputes, controversies and claims shall be settled by arbitration in accordance with the UNCITRAL Arbitration Rules in effect on the date of this Agreement. The appointing authority shall be the International Chamber of Commerce in Chicago, Illinois. The number of arbitrators shall be three (3). The place of arbitration shall be Chicago, Illinois, United States of America. The language to be used in the arbitration shall be English. In connection with the arbitration, the Federal Rules of Evidence in effect in the United States of America will govern evidentiary questions and the procedural and substantive rules of the State of Wisconsin, United States of America will apply. Judgment upon the award rendered may be entered in any court having jurisdiction. Application shall be made to such court for judicial acceptance of the award and an order of enforcement as the case may be. The parties acknowledge and agree that this Agreement and all agreements, documents, instruments and certificates delivered in connection herewith and any award rendered pursuant hereto or thereto shall be governed by the 1958 United Nations Convention on the Recognition and Enforcement of Foreign Arbitral Awards. In the event any conflict between the UNCITRAL Arbitration Rules and this clause, this clause shall govern.

7.18 References to Dollars. All references herein to “$” or “Dollars” shall be to United States Dollars.

7.19 Execution and Closing of the Transactions. It is anticipated that this Purchase Agreement may be executed, and the transactions contemplated by this Purchase Agreement may be closed and consummated, by the transmission of documents, signature pages of documents and funds by mail, delivery service, fax or other electronic transmission. Each party hereto agrees that the faxed delivery of a counterpart signature page to the other parties or their representatives shall constitute such party’s execution and delivery thereof.

7.20 Waiver of Preemptive Rights. Each Purchaser acknowledges and agrees that by executing this Agreement, such Purchaser hereby waives its rights under the Stockholders Agreement and the Charter to consider purchasing such Purchaser’s pro rata share of the Subject Securities and affirmatively consents to the transactions contemplated by this Purchase Agreement, including the purchase of the Subject Securities by those Purchasers who may not have preemptive rights with respect to the transactions contemplated herein.

[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have executed this SUBORDINATED CONVERTIBLE NOTE AND WARRANT PURCHASE AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:

NIMBLEGEN SYSTEMS INC.

By:	/s/ David Sneider
Print Name: David Sneider
Title:	Vice President

PURCHASERS:

780 PARTNERS

By:	/s/ Richard J. Bliss
Print Name: Richard J. Bliss
Title:	Managing Partner

Address for notice: 780 North Water Street Milwaukee, Wisconsin 53202 Facsimile: (414) 273-5198

/s/ Frederick R. Blattner
Frederick R. Blattner

Address for notice: Genetics Building, B10 445 Henry Mall Madison, Wisconsin 53705 Facsimile:

[Signature Page to Subordinated Convertible Note and Warrant Purchase Agreement]

BVP I AFFILIATES FUND LIMITED PARTNERSHIP

By:	Baird Venture Partners Management Company I, L.L.C., its general partner

By:	/s/ Peter K. Shagory
Print Name: Peter K. Shagory
Title:	Principal

Address for notice:
227 W. Monroe, Suite 2200
Chicago, Illinois 60606
Facsimile: (312) 609-4994

BAIRD VENTURE PARTNERS I LIMITED PARTNERSHIP

By:	Baird Venture Partners Management Company I, L.L.C., its general partner

By:	/s/ Peter K. Shagory
Print Name: Peter K. Shagory
Title:	Principal

Address for notice:
227 W. Monroe, Suite 2200
Chicago, Illinois 60606
Facsimile: (312) 609-4994

FHF PARTNERS

By:	/s/ Mitchell S. Fromstein
Print Name: Mitchell S. Fromstein
Title:	Managing Partner

Address for notice:
1501 East Fox Lane
Milwaukee, Wisconsin 53217
Facsimile: (414) 332-9213

[Signature Page to Subordinated Convertible Note and Warrant Purchase Agreement]

/s/ Roland Green
Roland Green

Address for notice:
506 Ozark Trail
Madison, Wisconsin 53705
Facsimile:

ICE NINE INVESTMENTS LLC

By:	/s/ Nicholas J. Seay
Print Name: Nicholas J. Seay
Title:	Manager

Address for notice:
Nicholas Seay, Quarles & Brady
U.S. Bank Plaza
Madison, Wisconsin 53701
Facsimile: (608) 251-9166

/s/ Emile Nuwaysir
Emile Nuwaysir

Address for notice:
2022 Madison Street
Madison, Wisconsin 53711
Facsimile:

Frank V. Sica

Address for notice:
888 Seventh Avenue
New York, New York 10106
Facsimile:

[Signature Page to Subordinated Convertible Note and Warrant Purchase Agreement]

SKYLINE VENTURE PARTNERS QUALIFIED PURCHASER II, L.P.

By:	Skyline Venture Management II LLC, its General Partner

By:	/s/ John G. Freund
Print Name: John G. Freund
Title:	Managing Director

Address for notice:
125 University Avenue
Palo Alto, California 94301
Facsimile: (650) 329-1090

SKYLINE VENTURE PARTNERS II, L.P.

By:	Skyline Venture Management II LLC, its General Partner

By:	/s/ John G. Freund
Print Name: John G. Freund
Title:	Managing Director

Address for notice:
125 University Avenue
Palo Alto, California 94301
Facsimile: (650) 329-1090

/s/ David Sneider
David Sneider

Address for notice:
Suite 422
301 S. Yellowstone Drive
Madison, Wisconsin 53705
Facsimile: (608) 218-7601

[Signature Page to Subordinated Convertible Note and Warrant Purchase Agreement]

STATE OF WISCONSIN INVESTMENT BOARD

By:	/s/ Monica A. Jaehnig
Print Name: Monica A. Jaehnig
Title:	Portfolio Manager, Wisconsin Private Equity Portfolio

Address for notice:
Lake Terrace
121 East Wilson Street
Madison, Wisconsin 53702
Facsimile: (608) 266-2436

TACTICS II LLC

By:	/s/ Robert J. Palay
Print Name: Robert J. Palay
Title:	Managing Member

Address for notice:
5 Revere Drive
Northbrook, Illinois 60062
Facsimile:

/s/ Michael Treble
Michael Treble

Address for notice:
2820 Osmundsen Road
Fitchburg, Wisconsin 53711
Facsimile:

[Signature Page to Subordinated Convertible Note and Warrant Purchase Agreement]

VENTURE INVESTORS EARLY STAGE FUND III LIMITED PARTNERSHIP

By:	Venture Investors Management LLC, its General Partner

By:	/s/ John Neis
Print Name: John Neis
Title:	Member

Address for notice:
505 South Rosa Road Suite 100
Madison, Wisconsin 53719
Facsimile: (608) 441-2727

WISCONSIN ALUMNI RESEARCH FOUNDATION

By:	/s/ Martin C. Bear
Print Name: Martin C. Bear
Title:	Director of Investments

By:	/s/ Kenneth G. Lutz
Print Name: Kenneth G. Lutz
Title:	Controller

Address for notice:
614 Walnut Street, 13th Floor
Madison, Wisconsin 53705
Facsimile: (608) 263-1064

Stanley D. Rose

Address for notice:
One Science Court
Madison, Wisconsin 53711
Facsimile: 608-218-7601

[Signature Page to Subordinated Convertible Note and Warrant Purchase Agreement]

Rodney Wallace

Address for notice:

Facsimile:

Steven Smith

Address for notice:

Facsimile:

Daniel Clutter

Address for notice:

Facsimile:

[Signature Page to Subordinated Convertible Note and Warrant Purchase Agreement]

EXHIBIT A

FORM OF NOTE

THE SECURITIES OF NIMBLEGEN SYSTEMS INC. REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE. THE HOLDER HEREOF, BY ACCEPTING THESE SECURITIES, AGREES FOR THE BENEFIT OF NIMBLEGEN SYSTEMS INC. THAT SUCH SECURITIES MAY BE RESOLD, PLEDGED, OR OTHERWISE TRANSFERRED ONLY (I) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (II) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OF AMERICA. NIMBLEGEN SYSTEMS INC. MAY REQUIRE AN OPINION OF COUNSEL SATISFACTORY TO IT THAT ANY TRANSFER IS IN COMPLIANCE WITH FEDERAL AND STATE SECURITIES LAWS AS A CONDITION TO ANY TRANSFER OF SUCH SECURITIES.

THE SHARES OF STOCK OF NIMBLEGEN SYSTEMS INC. WHICH MAY BE EXERCISED UPON CONVERSION HEREOF (THE “SHARES”) WILL BE SUBJECT TO CERTAIN RESTRICTIONS REGARDING THE RIGHT TO TRANSFER THE SHARES, CERTAIN RESTRICTIONS ON THE VOTING OF THE SHARES, AND CERTAIN OTHER PROVISIONS, ALL AS SET FORTH IN A STOCKHOLDERS AGREEMENT, AMONG NIMBLEGEN SYSTEMS INC. AND CERTAIN OF ITS STOCKHOLDERS, AS SUCH AGREEMENT MAY BE AMENDED AND/OR RESTATED FROM TIME TO TIME. A COPY OF SUCH AGREEMENT IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF NIMBLEGEN SYSTEMS INC. NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SHARES MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH STOCKHOLDERS AGREEMENT. THE HOLDER OF THIS NOTE BY ACCEPTANCE OF THIS NOTE, AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF SUCH AMENDED AND RESTATED STOCKHOLDERS AGREEMENT.

NIMBLEGEN SYSTEMS INC.

UNSECURED SUBORDINATED CONVERTIBLE PROMISSORY NOTE

                , 2004

$	Madison, Wisconsin

NIMBLEGEN SYSTEMS INC., a Delaware corporation (the “Company”), for value received, hereby promises to pay to                                         , a                                      (the “Holder”), its successors and permitted assigns, the principal sum of                              Dollars ($            ), together with interest calculated as set forth below.

1. Interest. Interest shall accrue on the unpaid principal balance from the date of this Note until the date repaid or converted in the manner provided for below, computed on the basis of a 360-day year, at a rate per annum equal to     %. [Note: The interest

rate to be completed will be the prime interest rate as quoted in The Wall Street Journal on the date of issuance, plus 2%.] Notwithstanding the foregoing, from and after an Event of Default, as defined below, interest shall accrue at the rate of 12% per annum.

2. Repayment.

2.1 Repayment Date. All unpaid principal and interest shall be due and payable in full on the earlier of: a) demand for repayment made by the Requisite Purchasers, as defined in the Subordinated Convertible Note and Warrant Purchase Agreement dated May     , 2004 (the “Purchase Agreement”) pursuant to which this Note was purchased; or b) on the date of consummation of a Change in Control of the Company, as defined below. The date on which the Note is repaid pursuant to this Section 2.1 is hereinafter referred to as the “Repayment Date”. This Note and such other Notes as are purchased under the Purchase Agreement are referred to hereinafter collectively as the “Notes”.

2.2 Repayment Premium. In the event the Notes are repaid in connection with a Change in Control (as defined below) of the Company prior to the consummation of a Qualified Financing (as defined below), or if the Requisite Purchasers demand repayment in full at any time on or after August 31, 2004, in addition to all unpaid principal and interest, the Company shall pay the holder of this Note a payment equal to 150% of the original principal amount of the Note, payable at the same time as the outstanding principal and interest.

2.3 “Change in Control” Defined. For purposes hereof, a “Change in Control” shall mean the occurrence of any one of the following events:

(a) the date of the acquisition by an individual, entity or group (each, a “Person”), within the meaning of Section 13(d)(2) of the Securities Exchange Act of 1934 as amended (the “Exchange Act”), of beneficial ownership, within the meaning of Rule 13d-3 of the Exchange Act, of 50% or more of either (A) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change in Control: (x) any acquisition of stock directly from the Company as part of a Financing (as defined below) or (y) a Qualified IPO, as defined in the Charter (as defined in the Purchase Agreement) giving rise to conversion rights hereunder; or

(b) the date of consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company for which approval of the stockholders of the Company is required (each, a “Business Combination”), in each case, unless, immediately following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the

2

then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, and (ii) at least a majority of the members of the Board of Directors of the corporation resulting from such Business Combination were members of the Board of Directors of the Company at the time of the execution of the initial agreement, or of the action of the Board of Directors of the Company, providing for such Business Combination; or

(c) the date of approval by the stockholders of the Company of a complete liquidation or dissolution of the Company; or

(d) the consummation of a sale, lease, license, or exchange of substantially all of the operating assets of the Company to a third party.

3. No Collateral. The obligations represented by the Note shall be unsecured obligations of the Company.

4. Prepayment. This Note may not be prepaid at any time, in whole or in part, without the prior written consent of the Requisite Purchasers.

5. Events of Default. The unpaid principal balance of this Note, together with all accrued but unpaid interest thereon, shall, at the option of the Requisite Purchasers and without presentation, demand, protest or further notice of any kind, become immediately due and payable upon the occurrence of an Event of Default. For purposes hereof, an “Event of Default” means the occurrence of any one of the following events:

(a) If the Company shall fail to pay when due any principal, interest or other amounts payable under this Note and such failure shall continue for a period of 30 days after written notice from the Holder of such failure to the Company; or

(b) If the Company shall (i) become insolvent or take or fail to take any action which constitutes its admission of inability to pay its debts as they mature; (ii) make an assignment for the benefit of creditors, file a petition in bankruptcy, petition or apply to any tribunal for the appointment of a custodian, receiver or any trustee for it or a substantial part of its assets; (iii) commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; (iv) have filed against it any such petition or application in which an order for relief is entered or which petition, application or order for relief remains undismissed for a period of 90 days or more; or (v) indicate its consent to, approval of or acquiescence in any such petition, application or proceeding or order for relief or the appointment of a custodian, receiver or trustee for a substantial part of its properties, or shall suffer any custodianship, receivership or trusteeship to continue undischarged for a period of 90 days or more; or

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(c) If any representation or warranty made by the Company in this Note, that certain Warrant to Purchase Common Stock granted by the Company to the Holder of even date herewith (the “Warrant”), the Third Amended and Restated Stockholders Agreement of the Company dated as of March 4, 2003 (the “Stockholders Agreement”), or the Purchase Agreement proves to have been untrue, incomplete or misleading in any material respect when made or when deemed to have been made; or

(d) If the Company fails to observe or perform any covenant or agreement set forth in this Note, the Warrant, the Stockholders Agreement or the Purchase Agreement and such failure shall continue for a period of 45 days after written notice from the Requisite Purchasers of such failure to the Company; or

(e) If the Company shall default in the performance or observance of any obligation or condition (including, without limitation, any payment default, whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) with respect to any indebtedness for borrowed money in the aggregate principal amount of $25,000 or more or any other event shall occur or condition exist, if the effect of such default, event or condition is to accelerate the maturity of any such indebtedness for borrowed money or to permit (without regard to any required notice or lapse of time) the holder or holders thereof, or any trustee or agent for such holders, to accelerate the maturity of any such indebtedness for borrowed money, or any such indebtedness for borrowed money shall become or be declared to be due and payable prior to its stated maturity other than as a result of a regularly scheduled payment.

6. Conversion Rights. This Note shall be subject to the conversion rights and procedures set forth below.

6.1 Conversion Events.

(a) Voluntary Conversion. In the event the Company offers and sells shares of preferred stock of the Company after the date hereof in a transaction (a “Financing”) that is not: (i) a Qualified Financing, as defined below; or (ii) a Qualified IPO, the Requisite Purchasers may elect to have all of the outstanding Notes converted into shares of the class and series of preferred stock being offered and sold in such Financing (the “Conversion Shares”), on the price and terms described below. In the event the Requisite Purchasers do not so elect, each Holder will have the option of converting some or all of such Holder’s Notes to Conversion Shares on the price and terms described below.

(b) Automatic Conversion. In the event the Company: (i) offers and sells shares of preferred stock in a Financing in which the Company will receive aggregate proceeds of not less than $4 million (exclusive of proceeds realized on conversion of debt and any amounts realized on sale of preferred stock to Affymetrix or any other strategic investor which has other significant business dealings with the Company) (a “Qualified Financing”); or (ii) consummates a Qualified IPO prior to such date as it consummates a Qualified Financing (or such earlier date on which the Note has been voluntarily converted), then all of the outstanding principal due under the Note and, at the Company’s option, any or all accrued interest, shall be converted into: (1) in the case of a Qualified Financing, Conversion Shares; or (2) in the case of a Qualified IPO, Common Stock of the Company, at the price and on the terms set forth below.

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6.2 Manner of Exercise. If the Holder shall desire to exercise such Holder’s conversion right, such Holder must give notice to the Company of such exercise within 20 days following receipt of notice from the Company that the Company has effectuated or intends to effect a Financing. The number of shares of Preferred Stock to be received by the Holder upon such conversion shall be determined in accordance with Section 6.3 below.

6.3 Number of Shares Issuable Upon Conversion.

(a) In the event the Notes are converted in a Financing, the Holder shall be entitled to receive that number of Conversion Shares equal to the aggregate amount of outstanding principal and interest to be converted, divided by the price being paid for each Conversion Share by other investors in the Financing, rounded down to the nearest whole number.

(b) In the event the Notes are converted in a Qualified IPO, the Holder shall be entitled to receive that number of shares of Common Stock equal to the aggregate amount of outstanding principal and interest to be converted, divided by the price paid for each share of Series D Preferred Stock issued by the Company pursuant to the Series D Preferred Stock Purchase Agreement dated March 4, 2003, rounded down to the nearest whole number. To the extent the Series D Conversion Price as provided for in then effective Certificate of Incorporation (the “Certificate”) is adjusted pursuant to the provisions of the Certificate, then the price per share used to determine the number of shares of Common Stock issuable on conversion of the Notes will be adjusted accordingly.

6.4 Conversion Procedure. Prior to conversion of this Note as set forth in this Section 6, the Holder of this Note shall surrender this Note at the principal office of the Company. Upon such surrender, the Company shall promptly issue and deliver at such office to such Holder a certificate or certificates for the number and class of shares to which such Holder shall be entitled in accordance with Section 6.3, above. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of this Note, and the person or persons entitled to receive the shares issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Conversion Shares on such date. At the time of such conversion, the Company shall pay any unpaid interest due under this Note, together with any remaining principal the conversion of which would have resulted in the issuance of a fractional share.

6.5 Issuance of Conversion Shares. The issuance of certificates for shares upon conversion of this Note will be made without charge to the Holder for any issuance tax or other governmental charge in respect thereof or other cost incurred by the Company in connection with such conversion and the related issuance of shares. The Company will not close its books against the transfer of this Note or of shares issued or issuable upon conversion of this Note in any manner which interferes with the timely conversion of this Note.

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6.6 Rights of Conversion Shares. Any Conversion Shares issued in connection with the conversion of the Note under this Section 6 will be the same class and series issued by the Company in the Financing in which the Note was converted, will be subject to the rights, preferences and limitations with respect to such class and series as are set forth in the Certificate and will be subject to the provisions of, and will be entitled, on a pari passu basis, to all the benefits accruing to other holders of Preferred Stock under the Stockholders Agreement, as such agreement may be amended from time to time and the Company’s Third Amended and Restated Registration Rights Agreement as such agreement may be amended from time to time (the “Registration Rights Agreement”). As a condition to the receipt of any of the Preferred Shares, the Holder agrees to execute and deliver any amendments to the Stockholders Agreement and the Registration Rights Agreement which are approved and agreed to by the Requisite Purchasers and the same class and series of Preferred Stock issued in the Financing.

6.7 Reservation of Preferred Shares. Prior to effectuating a Financing, the Company shall reserve and keep available out of its authorized but unissued Preferred Shares, solely for the purpose of effecting the conversion of this Note, such number of its Preferred Shares as shall from time to time be sufficient to effect the conversion of this Note.

6.8 Rounding. All calculations under this Note shall be made to the nearest cent, as the case may be.

6.9 Protection of Conversion Rights. The Company shall not amend the Certificate or participate in any reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other voluntary action, for the purpose of avoiding or seeking to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Note and will take all actions that may be necessary or appropriate in order to protect the rights of the Holder of this Note to convert the principal sum against impairment.

7. Notices. Any notices required or permitted to be given under this Note shall be given and received in accordance with the provisions of Section 7.8 of the Purchase Agreement.

8. Assignment. Subject to the restrictions on transfer described in Section 10, below, the rights and obligations of the Company and the Holder shall be binding upon and benefit the successors, assigns and transferees of the parties.

9. Waiver and Amendment. No provision of this Note may be waived, amended or modified without the prior written consent of the Holder (or, to the extent provided for herein or in the Purchase Agreement, the Requisite Purchasers) and the Company.

10. Transfer of this Note. This Note and the rights granted hereunder may not be transferred or succeeded to by any person without prior written notice to the Company describing briefly the manner of transfer, together with a written opinion of Holder’s

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counsel, or other evidence, if reasonably satisfactory to the Company, to the effect that such offer, sale or other distribution may be effected without registration or qualification under any federal or state law then in effect, including without limitation, the Securities Act of 1933, as amended (the “Act”). Upon receiving such written notice and reasonable satisfactory opinion or other evidence, the Company, as promptly as practicable but no later than fifteen (15) days after receipt of the written notice, shall notify the Holder that such Holder may sell or otherwise dispose of this Note, all in accordance with the terms of the notice delivered to the Company; provided, however, that this Note may not be transferred to a person deemed by the Board of Directors of the Company, in its reasonable judgment, to be a competitor or potential competitor of the Company. If a determination has been made pursuant to this Section 10 that the opinion of counsel for the Holder or other evidence is not reasonably satisfactory to the Company, the Company shall so notify the Holder promptly with details thereof after such determination has been made. this Note may, as to such federal laws, be offered, sold or otherwise disposed of in accordance with Rule 144 or 144A under the Act, provided that the Company shall have been furnished with such information as the Company may reasonably request to provide a reasonable assurance that the provisions of Rule 144 or 144A have been satisfied and subject to the proviso above limiting transfers to competitors. Notwithstanding the foregoing, the Holder may transfer the rights granted hereunder, without the consent of the Company, to (i) any general or limited partner, member, officer or other Affiliate of the Holder or (ii) any entity or organization of which the Holder is a general or limited partner, member, officer or other Affiliate. Subject to compliance with the foregoing sentence, this Note and all rights hereunder shall be transferable, in whole or in part, at the principal office of the Company by the Holder in person or by its duly authorized attorney, upon surrender of this Note properly endorsed. The last holder of this Note as registered on the books of the Company may be treated by the Company and all persons dealing with this Note as the absolute owner hereof for any purposes and as the person entitled to exercise the rights represented by this Note or to transfer hereof on the books of the Company, any notice to the contrary notwithstanding, unless and until such holder seeks to transfer registered ownership of this Note on the books of the Company and such transfer is effected.

11. Treatment of Note. To the extent permitted by generally accepted accounting principles, the Company will treat, account and report this Note as debt and not equity for accounting purposes and with respect to any returns filed with federal, state or local tax authorities.

12. No Stockholder Rights. Nothing contained in this Note shall be construed as conferring upon the Holder or any other person any rights as a stockholder of the Company, including without limitation, the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders of the Company for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company; and no dividends or interest shall be payable or accrued in respect of this Note or the interest represented hereby or the Preferred Shares obtainable hereunder until, and only to the extent that, this Note shall have been converted in accordance with Section 6.

13. Purchase Agreement. This Note is issued pursuant to the Purchase Agreement and is subject to the terms and conditions thereof.

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14. Currency. All payments on or in respect of this Note, including principal and interest, shall be made in such coin and currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts by check mailed and addressed to the registered Holder hereof at the address shown in the register maintained by the Company for such purpose, or, at the option of the Holder hereof, in such manner and at such other place in the United States of America as the Holder hereof shall have designated to the Company in writing. Whenever a payment to be made hereunder shall be due on a day which is not a business day, such payment shall be made on the next succeeding business day and such extension of time shall be included in the computation of the payment of interest hereunder.

15. Waivers. The Company hereby waives diligence, presentment, demand, protest and notice of every kind whatsoever. The failure of the Holder hereof to exercise any of its rights hereunder in any particular instance shall not constitute a waiver of the same or of any other right in that or any subsequent instance.

16. Governing Law. This Note is a contract made under and governed by, and shall be construed and enforced in accordance with, the laws of the State of Wisconsin, without regard to conflict of laws principles.

17. Subordination. The Holder, by the Holder’s acceptance hereof, and any subsequent holder of this Note, by acceptance hereof, acknowledges that the Company has borrowed, and may, provided it has obtained the consent of the Requisite Purchasers as required pursuant to the Purchase Agreement, from time to time after the date hereof borrow, money from banks or other financial institutions engaged in the lending of money and/or may, in furtherance of its business, guaranty the obligations of others to such banks of financial institutions and that such banks or financial institutions may from time to time require that the indebtedness evidenced by this Note be subordinated to notes, guaranties and other obligations of the Company to such banks or financial institutions. Accordingly, the Holder and any subsequent holder hereof agrees, upon the request of the Company, to execute such subordination agreements and other instruments or documents as the Company may hereinafter require in order to subordinate the indebtedness evidenced by this Note, or any portion thereof, or the payment of interest or principal hereunder, to any existing obligation of the Company to any such bank or financial institution, or to any future obligation which the Company may incur in compliance with the terms of the Purchase Agreement.

NIMBLEGEN SYSTEMS INC.

By:
(Title)

Accepted and agreed to the day of , 2004.

[Name of Holder]

By:
(Title)

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EXHIBIT B-1

FORM OF WARRANT—FIRST CLOSING

THE SECURITIES OF NIMBLEGEN SYSTEMS INC. REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE. THE HOLDER HEREOF, BY ACCEPTING THESE SECURITIES, AGREES FOR THE BENEFIT OF NIMBLEGEN SYSTEMS INC. THAT SUCH SECURITIES MAY BE RESOLD, PLEDGED, OR OTHERWISE TRANSFERRED ONLY (I) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (II) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OF AMERICA. NIMBLEGEN SYSTEMS INC. MAY REQUIRE AN OPINION OF COUNSEL SATISFACTORY TO IT THAT ANY TRANSFER IS IN COMPLIANCE WITH FEDERAL AND STATE SECURITIES LAWS AS A CONDITION TO ANY TRANSFER OF SUCH SECURITIES.

THE SHARES OF STOCK OF NIMBLEGEN SYSTEMS INC. WHICH MAY BE PURCHASED UPON EXERCISE HEREOF (THE “SHARES”) WILL BE SUBJECT TO CERTAIN RESTRICTIONS REGARDING THE RIGHT TO TRANSFER THE SHARES, CERTAIN RESTRICTIONS ON THE VOTING OF THE SHARES, AND CERTAIN OTHER PROVISIONS, ALL AS SET FORTH IN A STOCKHOLDERS AGREEMENT, AMONG NIMBLEGEN SYSTEMS INC. AND CERTAIN OF ITS STOCKHOLDERS, AS SUCH AGREEMENT MAY BE AMENDED AND/OR RESTATED FROM TIME TO TIME. A COPY OF SUCH AGREEMENT IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF NIMBLEGEN SYSTEMS INC. NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SHARES MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH STOCKHOLDERS AGREEMENT. THE HOLDER OF THIS NOTE BY ACCEPTANCE OF THIS NOTE, AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF SUCH AMENDED AND RESTATED STOCKHOLDERS AGREEMENT.

NIMBLEGEN SYSTEMS INC.

WARRANT TO PURCHASE COMMON STOCK

This Warrant certifies that, for value received,                                                               (the “Holder”) is entitled to subscribe for and purchase up to that number of shares (the “Warrant Shares”) of fully paid and nonassessable Common Stock of NimbleGen Systems Inc., a Delaware corporation (the “Company”) equaling the sum of (a)     % [Note: Percentage to be inserted will be the Holder’s pro rata share of the aggregate amount of Notes purchased at the Closing in which the Warrant is being issued] of the quotient of (i) $1,250,000 divided by (ii) the most recent price per share at which the outstanding Subordinated Convertible Notes of the Company (the “Notes”) issued pursuant to the Purchase Agreement, as defined below, were converted into Preferred or

Common Stock of the Company; or, if the Notes were not converted prior to the Repayment Date as defined in the Notes, the price paid per share of Series D Preferred Stock of the Company pursuant to the Series D Preferred Stock Purchase Agreement dated March 4, 2003 (as applicable, the “Per Share Price”), plus (b)     % [Note: Percentage to be inserted will be the Holder’s pro rata share of the aggregate amount of Notes purchased at the Closing in which the Warrant is being issued] of the quotient of (i) [the amount drawn under the Notes in the Closing in which the Warrant is being issued] divided by (ii) the Per Share Price, at the Warrant Price (as defined in Section 2 hereof), subject to the provisions and upon the terms and conditions hereinafter set forth. This Warrant is issued pursuant to the terms of the Subordinated Convertible Note and Warrant Purchase Agreement dated as of May     , 2004 among the Company, the Holder and certain other parties (the “Purchase Agreement”). Unless otherwise indicated below, all capitalized terms used in this Warrant but not defined herein shall have the meanings set forth in the Purchase Agreement. For purposes hereof, the number of shares of Common Stock purchasable upon the exercise hereof shall be referred to herein individually as a “Warrant Share” and collectively as the “Warrant Shares.”

1. Term of Warrant.

(a) The purchase right represented by this warrant (hereinafter the “Warrant”) is exercisable, in whole or in part, at any time during the term (the “Term”) commencing immediately after the closing of a Financing in which Notes are converted, or upon receipt of a notice as provided for in Section 1(b) hereof and ending upon the earlier of (i) 5:00 p.m., Milwaukee, Wisconsin time, on April 30, 2014, or (ii) the termination of this Warrant as provided in Section 1(b) hereof.

(b) In the event of the consummation of a Qualified IPO or a Change in Control, as defined below, (a “Termination Event”), this Warrant shall terminate immediately prior to such Termination Event (the “Effective Date”) and become null and void; provided, however, that if this Warrant shall not have otherwise terminated or expired, the Company shall give the Holder notice of the Effective Date as soon as practicable and in any event not less than 20 days prior to the Effective Date and the Holder shall have the right until 5:00 p.m., Milwaukee, Wisconsin time, on the day immediately prior to the Effective Date to exercise its rights hereunder to the extent not previously exercised.

2. Warrant Price. The initial exercise price of this Warrant is $0.01 per share, subject to adjustment from time to time pursuant to the provisions of Section 5 hereof (the “Warrant Price”).

3. Exercise. The purchase right represented by this Warrant may be exercised by the Holder during the Term, in whole or in part, by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit 1 duly executed) at the principal office of the Company and by the payment to the Company, by check, wire transfer, cancellation of indebtedness or other obligations of the Company to the Holder or a combination of the foregoing types of consideration, of an amount equal to the then applicable Warrant Price per share multiplied by the number of Warrant Shares then being purchased. The Company agrees that the Warrant Shares so purchased shall be deemed to be issued to the Holder as the record owner of such Warrant Shares as of the close of business on the

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date on which this Warrant shall have been surrendered and payment made for such Warrant Shares as aforesaid. In the event of any exercise of this Warrant, certificates for the Warrant Shares of stock so purchased shall be delivered to the Holder within five business days thereafter and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Warrant Shares, if any, with respect to which this Warrant shall not then have been exercised, shall also be issued to the Holder within such five business day period.

4. Stock Fully Paid, Reservation of Shares. All Common Stock which may be issued upon the exercise of this Warrant will, upon issuance, be fully paid and nonassessable, except as provided in Section 180.0622(2)(b) of the Wisconsin Statutes. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issuance upon exercise of the purchase rights evidenced by this Warrant and the Common Stock issuable upon such exercise or conversion, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

5. Adjustments. The kind of securities purchasable upon the exercise of this Warrant, the Warrant Price and the number of Warrant Shares purchasable upon exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events as set forth in this Section 5. Upon each adjustment of the Warrant Price under Sections 5(b) or 5(c) hereof, the aggregate number of Warrant Shares acquirable upon exercise of this Warrant shall be adjusted to the number of shares determined by multiplying the Warrant Price in effect immediately prior to such adjustment by the number of Warrant Shares acquirable upon exercise of this Warrant immediately prior to such adjustment, and dividing the product hereof by the Warrant Price resulting from such adjustment.

(a) Waiver of Adjustment to Warrant Price. Notwithstanding anything herein to the contrary, the operation of, and any adjustment of the Warrant Price or the number of Warrant Shares pursuant to, this Section 5 may be waived by the Holder. Any waiver pursuant to this Section 5(a) shall bind all future holders of this Warrant.

(b) Adjustment for Subdivisions, Combinations or Consolidations of Common Stock. If the Company subdivides or combines its outstanding shares of Common Stock into a larger or smaller number of shares of Common Stock, the Warrant Shares for which this Warrant may be exercised shall be increased or reduced, as of the record date for such subdivision or combination, in the same proportion as the increase or decrease in the outstanding shares of Common Stock, and the Warrant Price shall remain the same so that the aggregate amount payable for the purchase of all Warrant Shares issuable hereunder immediately after the record date for such recapitalization shall equal the aggregate amount so payable immediately before such record date. Any adjustment under this Section 5(b) shall become effective at the close of business on the date the subdivision or combination becomes effective.

(c) Adjustment for Certain Dividends and Distributions. If the Company declares a dividend on shares of Common Stock, or makes a distribution to holders of shares of Common Stock, and such dividend or distribution is payable or made in shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock, or rights to purchase shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock, the Warrant Shares for which this Warrant may be

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exercised shall be increased, as of the record date for determining which holders of shares of Common Shares shall be entitled to receive such dividend or distribution, in proportion to the increase in the number of outstanding shares of Common Stock (and shares of Common Stock issuable upon conversion of all such securities convertible into shares of Common Stock) as a result of such dividend or distribution, and the Warrant Price shall remain the same so that the aggregate amount payable for the purchase of all the Warrant Shares issuable hereunder immediately after the record date for such dividend or distribution shall equal the aggregate amount so payable immediately before such record date.

(d) Adjustments for Dividends and Distributions other than Common Stock. In the event the Company at any time or from time to time after the date of this Warrant shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company other than shares of Common Stock (other than as otherwise adjusted in this Section 5), then and in each such event provision shall be made so that the Holder shall receive upon exercise hereof in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Company that the Holder would have received had this Warrant been exercised on the date of such event and had thereafter, during the period from the date of such event to and including the date of exercise of this Warrant, retained such securities receivable by the Holder as aforesaid during such period giving application to all adjustments called for during such period (subject to all other adjustments called for during such period under this Section 5), under this Section 5(d) with respect to the rights of the Holder.

(e) Adjustment for Reclassification, Exchange, or Substitution. In the event that at any time or from time to time after the date of this Warrant, the Common Stock issuable upon the exercise of this Warrant shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than an event provided for in Section 5(b) through Section 5(d)), above, the Warrant Price and the number of Warrant Shares then in effect shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted such that the Warrant shall be exercisable for, in lieu of the number of shares of Common Stock which the holder would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of Common Stock that would have been subject to receipt by the Holder upon exercise of this Warrant immediately before that change.

(f) Adjustments to Conversion Price. To the extent the Conversion Price as provided in the Certificate with respect to:

(i) the series or class of Preferred Stock issued by the Company in the Next Preferred Stock Offering; or

(ii) if the Notes were not converted prior to the Repayment Date as defined in the Notes, the Series D Preferred Stock,

is adjusted pursuant to the provisions of the Certificate, then the Per Share Price used to determine the number of Warrant Shares shall be adjusted in the same manner.

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(g) Adjustment of Number of Outstanding Warrant Shares. In connection with any event which would have the effect of increasing the number of Warrant Shares which would be issuable upon exercise of this Warrant, the Company shall issue to each holder of shares of Common Stock previously obtained upon exercise of this Warrant, the number of shares of Common Stock which, when added to the number of shares of Common Stock previously obtained by such Holder upon exercise of this Warrant would equal the product of (i) the number of such shares of Common Stock previously obtained by such holder upon exercise of this Warrant multiplied by (ii) the quotient of (A) the number of shares of Common Stock which would have been obtainable upon exercise of this Warrant after giving effect to such adjustment, divided by (B) the number of shares of Common Stock which would have been obtainable upon exercise of this Warrant prior to giving effect to such adjustment.

(h) Closing of Books. The Company shall at no time close its transfer books against the transfer of any shares of Common Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely conversion of such Warrant.

(i) Intent of Adjustment. If, pursuant to the provisions of this Section 5, an event would cause an adjustment to be made to the Warrant Shares or the Warrant Price under more than one subsection of this Section 5, such event shall adjust the Warrant Shares and the Warrant Price only once and such subsections will not be read so as to cause duplicate adjustments to the Warrant Shares or the Warrant Price, as the case may be, as a result of such event.

6. Notice of Adjustments. Whenever the Warrant Price or Warrant Shares shall be adjusted pursuant to Section 5 hereof, the Company shall prepare a certificate signed by its Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, the Warrant Price and number of Warrant Shares purchasable upon exercise hereof after giving effect to such adjustment and the number of shares then purchasable upon exercise of this Warrant, and shall cause copies of such certificate to be mailed (by first class mail, postage prepaid) to the Holder at the address of the Holder on the signature page to the Purchase Agreement.

7. Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise or conversion hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Warrant Price then in effect.

8. Rights of Shares of Common Stock. The shares of Common Stock issued in connection with the exercise of the Warrant will be subject to the rights, preferences and limitations with respect to such class and series as are set forth in the Certificate and will be subject to the provisions of the Stockholders Agreement, as such agreement may be amended from time to time and the Company’s Third Amended and Restated Registration Rights Agreement or such agreement may be amended from time to time (the “Registration Rights Agreement”). As a condition to the receipt of any of the shares of Common Stock upon the exercise hereof, the Holder agrees to execute and deliver any counterpart signature pages or amendments to the Stockholders Agreement and the Registration Rights Agreement which are approved and agreed to by the other stockholders of the Company.

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9. Securities Law Compliance. The Holder, by acceptance hereof, agrees that this Warrant and the Warrant Shares to be issued upon exercise or conversion hereof are being acquired for investment pursuant to the provisions of the Purchase Agreement, including without limitation, the representations and warranties set forth in Section 4, thereof.

10. Transfer of Warrant. This Warrant and the rights granted hereunder may not be transferred or succeeded to by any person without prior written notice to the Company describing briefly the manner of transfer, together with a written opinion of Holder’s counsel, or other evidence, if reasonably satisfactory to the Company, to the effect that such offer, sale or other distribution may be effected without registration or qualification under any federal or state law then in effect, including without limitation, the Securities Act of 1933, as amended (the “Act”). Upon receiving such written notice and reasonable satisfactory opinion or other evidence, the Company, as promptly as practicable but no later than fifteen (15) days after receipt of the written notice, shall notify the Holder that such Holder may sell or otherwise dispose of this Warrant, all in accordance with the terms of the notice delivered to the Company; provided, however, that this Warrant may not be transferred to a person deemed by the Board of Directors of the Company, in its reasonable judgment, to be a competitor or potential competitor of the Company. If a determination has been made pursuant to this Section 10 that the opinion of counsel for the Holder or other evidence is not reasonably satisfactory to the Company, the Company shall so notify the Holder promptly with details thereof after such determination has been made. Notwithstanding the foregoing, this Warrant may, as to such federal laws, be offered, sold or otherwise disposed of in accordance with Rule 144 or 144A under the Act, provided that the Company shall have been furnished with such information as the Company may reasonably request to provide a reasonable assurance that the provisions of Rule 144 or 144A have been satisfied and subject to the proviso above limiting transfers to competitors. Notwithstanding the foregoing, the Holder may transfer the rights granted hereunder, without the consent of the Company, to (i) any general or limited partner, member, officer or other Affiliate of the Holder or (ii) any entity or organization of which the Holder is a general or limited partner, member, officer or other Affiliate. Subject to compliance with the foregoing sentence, this Warrant and all rights hereunder shall be transferable, in whole or in part, at the principal office of the Company by the Holder in person or by its duly authorized attorney, upon surrender of this Warrant properly endorsed. The last holder of this Warrant as registered on the books of the Company may be treated by the Company and all persons dealing with this Warrant as the absolute owner hereof for any purposes and as the person entitled to exercise the rights represented by this Warrant or to transfer hereof on the books of the Company, any notice to the contrary notwithstanding, unless and until such holder seeks to transfer registered ownership of this Warrant on the books of the Company and such transfer is effected.

11. Definitions. The following terms are used and not otherwise defined herein:

(a) Affiliate. The term “Affiliate” shall mean, as to any Person, any other Person (i) that directly or indirectly controls, is controlled by, or is under direct or indirect common control with, such Person, (ii) that directly or indirectly owns 5% or more of the Voting Power of such Person, (iii) 5% or more of the Voting Power of which is directly or indirectly owned by such Person, or (iv) that has the power directly or indirectly to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

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(b) Certificate. The term “Certificate” shall mean the Company’s Third Amended and Restated Certificate of Incorporation, as amended by that certain Certificate of Amendment dated as of February 4, 2004 and as may be amended or restated from time to time.

(c) Change in Control. The term “Change in Control” shall have the same meaning as is ascribed to such term in the Notes.

(d) Common Stock. The term “Common Stock” shall mean the $.001 par value common stock of the Company.

(e) Person. The term “Person” shall mean any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organization, governmental authority or any other form of entity.

(f) Qualified IPO. The term “Qualified IPO” shall have the meaning set forth in the Certificate.

(g) Voting Power. The term “Voting Power” shall mean, with respect to any Person, the power to vote for or designate members of the board of directors, the manager or a similar person or group, whether exercised by virtue of the record ownership of securities, under a close corporation or similar agreement or under an irrevocable proxy.

12. Miscellaneous.

(a) No Rights as Stockholder. Except as may be set forth in other instruments or agreements to which the Holder is a party, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise or conversion hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised or converted and the shares purchasable upon the exercise or conversion hereof shall have become deliverable, as provided herein.

(b) Replacement. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement or bond reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu of this Warrant, a new Warrant of like tenor.

(c) No Impairment. The Company will not, by amendment of its Certificate or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions in the Warrant (including, but not limited to, Section 5 hereof).

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(d) Amendment, Modification or Restatement. The parties may, by mutual agreement, amend, modify or restate any provision or the entirety of this Warrant, provided that each such amendment, modification or restatement shall be in writing and shall be executed and delivered by each party.

(e) Severability. If any provision of this Warrant is held to be invalid, void or unenforceable for any reason, the remaining provisions shall nevertheless continue in full force and effect, provided that nothing in this Section 12(e) shall be construed to limit or waive the breach of any representation with respect to enforceability of this Warrant.

(f) Third Party Beneficiaries. The obligations of each party under this Warrant shall inure solely to the benefit of the other parties, and no other Person shall have any legal or equitable right, remedy, or claim under or with respect to this Warrant.

(g) Notice. Any notices required or permitted to be given under this Warrant shall be given and received in accordance with the provisions of Section 7.8 of the Purchase Agreement.

(h) Assignment. Subject to the restrictions on transfer described in Section 10, above, the rights and obligations of the Company and the Holder shall be binding upon and benefit the successors, assigns and transferees of the parties.

(i) Further Assurances. Each party hereto agrees to execute and deliver such further documents and instruments and to do such further acts and things as may be necessary or desirable to carry out the intent and purposes of this Warrant.

(j) Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Wisconsin without regard to conflicts of law principles thereunder.

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IN WITNESS WHEREOF, this Warrant is executed as of this      day of                         , 2004.

NIMBLEGEN SYSTEMS INC.

By:
Name:
Title:

Accepted and agreed to the day of , 2004.

[Name of Holder]

By:
(Title)

9

EXHIBIT 1

NOTICE OF EXERCISE

TO: NIMBLEGEN SYSTEMS INC.

1. The undersigned hereby elects to purchase shares of Common Stock of NIMBLEGEN SYSTEMS INC. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

2. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

3. The undersigned represents that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

Signature

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EXHIBIT B-2

FORM OF WARRANT—SECOND CLOSING

THE SECURITIES OF NIMBLEGEN SYSTEMS INC. REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE. THE HOLDER HEREOF, BY ACCEPTING THESE SECURITIES, AGREES FOR THE BENEFIT OF NIMBLEGEN SYSTEMS INC. THAT SUCH SECURITIES MAY BE RESOLD, PLEDGED, OR OTHERWISE TRANSFERRED ONLY (I) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (II) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OF AMERICA. NIMBLEGEN SYSTEMS INC. MAY REQUIRE AN OPINION OF COUNSEL SATISFACTORY TO IT THAT ANY TRANSFER IS IN COMPLIANCE WITH FEDERAL AND STATE SECURITIES LAWS AS A CONDITION TO ANY TRANSFER OF SUCH SECURITIES.

THE SHARES OF STOCK OF NIMBLEGEN SYSTEMS INC. WHICH MAY BE PURCHASED UPON EXERCISE HEREOF (THE “SHARES”) WILL BE SUBJECT TO CERTAIN RESTRICTIONS REGARDING THE RIGHT TO TRANSFER THE SHARES, CERTAIN RESTRICTIONS ON THE VOTING OF THE SHARES, AND CERTAIN OTHER PROVISIONS, ALL AS SET FORTH IN A STOCKHOLDERS AGREEMENT, AMONG NIMBLEGEN SYSTEMS INC. AND CERTAIN OF ITS STOCKHOLDERS, AS SUCH AGREEMENT MAY BE AMENDED AND/OR RESTATED FROM TIME TO TIME. A COPY OF SUCH AGREEMENT IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF NIMBLEGEN SYSTEMS INC. NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SHARES MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH STOCKHOLDERS AGREEMENT. THE HOLDER OF THIS NOTE BY ACCEPTANCE OF THIS NOTE, AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF SUCH AMENDED AND RESTATED STOCKHOLDERS AGREEMENT.

NIMBLEGEN SYSTEMS INC.

WARRANT TO PURCHASE COMMON STOCK

This Warrant certifies that, for value received,                                          (the “Holder”) is entitled to subscribe for and purchase up to that number of shares (the “Warrant Shares”) of fully paid and nonassessable Common Stock of NimbleGen Systems Inc., a Delaware corporation (the “Company”) equaling         % [Note: Percentage to be inserted will be the Holder’s pro rata share of the aggregate amount of Notes purchased at the Second Closing.] of the quotient of (i) [the amount drawn under the Notes in the Second Closing, if any, which may not be more than the total principal amounts of the Notes purchased pursuant to the Purchase Agreement, as defined below, less the amount drawn under the Notes in the First Closing and the Supplemental

Closing, if any] divided by (ii) the most recent price per share at which the outstanding Subordinated Convertible Notes of the Company (the “Notes”) issued pursuant to the Purchase Agreement, as defined below, were converted into Preferred or Common Stock of the Company; or, if the Notes were not converted prior to the Repayment Date as defined in the Notes, the price paid per share of Series D Preferred Stock of the Company pursuant to the Series D Preferred Stock Purchase Agreement dated March 4, 2003 (as applicable, the “Per Share Price”), at the Warrant Price (as defined in Section 2 hereof), subject to the provisions and upon the terms and conditions hereinafter set forth. This Warrant is issued pursuant to the terms of the Subordinated Convertible Note and Warrant Purchase Agreement dated as of May     , 2004 among the Company, the Holder and certain other parties (the “Purchase Agreement”). Unless otherwise indicated below, all capitalized terms used in this Warrant but not defined herein shall have the meanings set forth in the Purchase Agreement. For purposes hereof, the number of shares of Common Stock purchasable upon the exercise hereof shall be referred to herein individually as a “Warrant Share” and collectively as the “Warrant Shares.”

1. Term of Warrant.

(a) The purchase right represented by this warrant (hereinafter the “Warrant”) is exercisable, in whole or in part, at any time during the term (the “Term”) commencing immediately after the closing of a Financing in which Notes are converted, or upon receipt of a notice as provided for in Section 1(b) hereof and ending upon the earlier of (i) 5:00 p.m., Milwaukee, Wisconsin time, on April 30, 2014, or (ii) the termination of this Warrant as provided in Section 1(b) hereof.

(b) In the event of the consummation of a Qualified IPO or a Change in Control, as defined below, (a “Termination Event”), this Warrant shall terminate immediately prior to such Termination Event (the “Effective Date”) and become null and void; provided, however, that if this Warrant shall not have otherwise terminated or expired, the Company shall give the Holder notice of the Effective Date as soon as practicable and in any event not less than 20 days prior to the Effective Date and the Holder shall have the right until 5:00 p.m., Milwaukee, Wisconsin time, on the day immediately prior to the Effective Date to exercise its rights hereunder to the extent not previously exercised.

2. Warrant Price. The initial exercise price of this Warrant is $0.01 per share, subject to adjustment from time to time pursuant to the provisions of Section 5 hereof (the “Warrant Price”).

3. Exercise. The purchase right represented by this Warrant may be exercised by the Holder during the Term, in whole or in part, by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit 1 duly executed) at the principal office of the Company and by the payment to the Company, by check, wire transfer, cancellation of indebtedness or other obligations of the Company to the Holder or a combination of the foregoing types of consideration, of an amount equal to the then applicable Warrant Price per share multiplied by the number of Warrant Shares then being purchased. The Company agrees that the Warrant Shares so purchased shall be deemed to be issued to the Holder as the record owner of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such Warrant Shares as aforesaid. In the event of any exercise of this Warrant, certificates for the Warrant Shares of stock so purchased shall be delivered to the Holder within 5 business days thereafter and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Warrant Shares, if any, with respect to which this Warrant shall not then have been exercised, shall also be issued to the Holder within such 5 business day period.

4. Stock Fully Paid, Reservation of Shares. All Common Stock which may be issued upon the exercise of this Warrant will, upon issuance, be fully paid and nonassessable, except as provided in Section 180.0622(2)(b) of the Wisconsin Statutes. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issuance upon exercise of the purchase rights evidenced by this Warrant and the Common Stock issuable upon such exercise or conversion, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

5. Adjustments. The kind of securities purchasable upon the exercise of this Warrant, the Warrant Price and the number of Warrant Shares purchasable upon exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events as set forth in this Section 5. Upon each adjustment of the Warrant Price under Sections 5(b) or 5(c) hereof, the aggregate number of Warrant Shares acquirable upon exercise of this Warrant shall be adjusted to the number of shares determined by multiplying the Warrant Price in effect immediately prior to such adjustment by the number of Warrant Shares acquirable upon exercise of this Warrant immediately prior to such adjustment, and dividing the product hereof by the Warrant Price resulting from such adjustment.

(a) Waiver of Adjustment to Warrant Price. Notwithstanding anything herein to the contrary, the operation of, and any adjustment of the Warrant Price or the number of Warrant Shares pursuant to, this Section 5 may be waived by the Holder. Any waiver pursuant to this Section 5(a) shall bind all future holders of this Warrant.

(b) Adjustment for Subdivisions, Combinations or Consolidations of Common Stock. If the Company subdivides or combines its outstanding shares of Common Stock into a larger or smaller number of shares of Common Stock, the Warrant Shares for which this Warrant may be exercised shall be increased or reduced, as of the record date for such subdivision or combination, in the same proportion as the increase or decrease in the outstanding shares of Common Stock, and the Warrant Price shall remain the same so that the aggregate amount payable for the purchase of all Warrant Shares issuable hereunder immediately after the record date for such recapitalization shall equal the aggregate amount so payable immediately before such record date. Any adjustment under this Section 5(b) shall become effective at the close of business on the date the subdivision or combination becomes effective.

(c) Adjustment for Certain Dividends and Distributions. If the Company declares a dividend on shares of Common Stock, or makes a distribution to holders of shares of Common Stock, and such dividend or distribution is payable or made in shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock, or rights to purchase shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock, the Warrant Shares for which this Warrant may be

3

exercised shall be increased, as of the record date for determining which holders of shares of Common Shares shall be entitled to receive such dividend or distribution, in proportion to the increase in the number of outstanding shares of Common Stock (and shares of Common Stock issuable upon conversion of all such securities convertible into shares of Common Stock) as a result of such dividend or distribution, and the Warrant Price shall remain the same so that the aggregate amount payable for the purchase of all the Warrant Shares issuable hereunder immediately after the record date for such dividend or distribution shall equal the aggregate amount so payable immediately before such record date.

(d) Adjustments for Dividends and Distributions other than Common Stock. In the event the Company at any time or from time to time after the date of this Warrant shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company other than shares of Common Stock (other than as otherwise adjusted in this Section 5), then and in each such event provision shall be made so that the Holder shall receive upon exercise hereof in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Company that the Holder would have received had this Warrant been exercised on the date of such event and had thereafter, during the period from the date of such event to and including the date of exercise of this Warrant, retained such securities receivable by the Holder as aforesaid during such period giving application to all adjustments called for during such period (subject to all other adjustments called for during such period under this Section 5), under this Section 5(d) with respect to the rights of the Holder.

(e) Adjustment for Reclassification, Exchange, or Substitution. In the event that at any time or from time to time after the date of this Warrant, the Common Stock issuable upon the exercise of this Warrant shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than an event provided for in Section 5(b) through Section 5(d)), above, the Warrant Price and the number of Warrant Shares then in effect shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted such that the Warrant shall be exercisable for, in lieu of the number of shares of Common Stock which the holder would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of Common Stock that would have been subject to receipt by the Holder upon exercise of this Warrant immediately before that change.

(f) Adjustments to Conversion Price. To the extent the Conversion Price as provided in the Certificate with respect to:

(iii) the series or class of Preferred Stock issued by the Company in the Next Preferred Stock Offering; or

(iv) if the Notes were not converted prior to the Repayment Date as defined in the Notes, the Series D Preferred Stock is adjusted pursuant to the provisions of the Certificate, then the Per Share Price used to determine the number of Warrant Shares shall be adjusted in the same manner.

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(g) Adjustment of Number of Outstanding Warrant Shares. In connection with any event which would have the effect of increasing the number of Warrant Shares which would be issuable upon exercise of this Warrant, the Company shall issue to each holder of shares of Common Stock previously obtained upon exercise of this Warrant, the number of shares of Common Stock which, when added to the number of shares of Common Stock previously obtained by such Holder upon exercise of this Warrant would equal the product of (i) the number of such shares of Common Stock previously obtained by such holder upon exercise of this Warrant multiplied by (ii) the quotient of (A) the number of shares of Common Stock which would have been obtainable upon exercise of this Warrant after giving effect to such adjustment, divided by (B) the number of shares of Common Stock which would have been obtainable upon exercise of this Warrant prior to giving effect to such adjustment.

(h) Closing of Books. The Company shall at no time close its transfer books against the transfer of any shares of Common Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely conversion of such Warrant.

(i) Intent of Adjustment. If, pursuant to the provisions of this Section 5, an event would cause an adjustment to be made to the Warrant Shares or the Warrant Price under more than one subsection of this Section 5, such event shall adjust the Warrant Shares and the Warrant Price only once and such subsections will not be read so as to cause duplicate adjustments to the Warrant Shares or the Warrant Price, as the case may be, as a result of such event.

6. Notice of Adjustments. Whenever the Warrant Price or Warrant Shares shall be adjusted pursuant to Section 5 hereof, the Company shall prepare a certificate signed by its Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, the Warrant Price and number of Warrant Shares purchasable upon exercise hereof after giving effect to such adjustment and the number of shares then purchasable upon exercise of this Warrant, and shall cause copies of such certificate to be mailed (by first class mail, postage prepaid) to the Holder at the address of the Holder on the signature page to the Purchase Agreement.

7. Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise or conversion hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Warrant Price then in effect.

8. Rights of Shares of Common Stock. The shares of Common Stock issued in connection with the exercise of the Warrant will be subject to the rights, preferences and limitations with respect to such class and series as are set forth in the Certificate and will be subject to the provisions of the Stockholders Agreement, as such agreement may be amended from time to time and the Company’s Third Amended and Restated Registration Rights Agreement or such agreement may be amended from time to time (the “Registration Rights Agreement”). As a condition to the receipt of any of the shares of Common Stock upon the exercise hereof, the Holder agrees to execute and deliver any counterpart signature pages or amendments to the Stockholders Agreement and the Registration Rights Agreement which are approved and agreed to by the other stockholders of the Company.

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9. Securities Law Compliance. The Holder, by acceptance hereof, agrees that this Warrant and the Warrant Shares to be issued upon exercise or conversion hereof are being acquired for investment pursuant to the provisions of the Purchase Agreement, including without limitation, the representations and warranties set forth in Section 4, thereof.

10. Transfer of Warrant. This Warrant and the rights granted hereunder may not be transferred or succeeded to by any person without prior written notice to the Company describing briefly the manner of transfer, together with a written opinion of Holder’s counsel, or other evidence, if reasonably satisfactory to the Company, to the effect that such offer, sale or other distribution may be effected without registration or qualification under any federal or state law then in effect, including without limitation, the Securities Act of 1933, as amended (the “Act”). Upon receiving such written notice and reasonable satisfactory opinion or other evidence, the Company, as promptly as practicable but no later than fifteen (15) days after receipt of the written notice, shall notify the Holder that such Holder may sell or otherwise dispose of this Warrant, all in accordance with the terms of the notice delivered to the Company; provided, however, that this Warrant may not be transferred to a person deemed by the Board of Directors of the Company, in its reasonable judgment, to be a competitor or potential competitor of the Company. If a determination has been made pursuant to this Section 10 that the opinion of counsel for the Holder or other evidence is not reasonably satisfactory to the Company, the Company shall so notify the Holder promptly with details thereof after such determination has been made. Notwithstanding the foregoing, this Warrant may, as to such federal laws, be offered, sold or otherwise disposed of in accordance with Rule 144 or 144A under the Act, provided that the Company shall have been furnished with such information as the Company may reasonably request to provide a reasonable assurance that the provisions of Rule 144 or 144A have been satisfied and subject to the proviso above limiting transfers to competitors. Notwithstanding the foregoing, the Holder may transfer the rights granted hereunder, without the consent of the Company, to (i) any general or limited partner, member, officer or other Affiliate of the Holder or (ii) any entity or organization of which the Holder is a general or limited partner, member, officer or other Affiliate. Subject to compliance with the foregoing sentence, this Warrant and all rights hereunder shall be transferable, in whole or in part, at the principal office of the Company by the Holder in person or by its duly authorized attorney, upon surrender of this Warrant properly endorsed. The last holder of this Warrant as registered on the books of the Company may be treated by the Company and all persons dealing with this Warrant as the absolute owner hereof for any purposes and as the person entitled to exercise the rights represented by this Warrant or to transfer hereof on the books of the Company, any notice to the contrary notwithstanding, unless and until such holder seeks to transfer registered ownership of this Warrant on the books of the Company and such transfer is effected.

11. Definitions. The following terms are used and not otherwise defined herein:

(a) Affiliate. The term “Affiliate” shall mean, as to any Person, any other Person (i) that directly or indirectly controls, is controlled by, or is under direct or indirect common control with, such Person, (ii) that directly or indirectly owns 5% or more of the Voting Power of such Person, (iii) 5% or more of the Voting Power of which is directly or indirectly owned by such Person, or (iv) that has the power directly or indirectly to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

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(b) Certificate. The term “Certificate” shall mean the Company’s Third Amended and Restated Certificate of Incorporation, as amended by that certain Certificate of Amendment dated as of February 4, 2004 and as may be amended or restated from time to time.

(c) Change in Control. The term “Change in Control” shall have the same meaning as is ascribed to such term in the Notes.

(d) Common Stock. The term “Common Stock” shall mean the $.001 par value common stock of the Company.

(e) Person. The term “Person” shall mean any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organization, governmental authority or any other form of entity.

(f) Qualified IPO. The term “Qualified IPO” shall have the meaning set forth in the Certificate.

(g) Voting Power. The term “Voting Power” shall mean, with respect to any Person, the power to vote for or designate members of the board of directors, the manager or a similar person or group, whether exercised by virtue of the record ownership of securities, under a close corporation or similar agreement or under an irrevocable proxy.

12. Miscellaneous.

(a) No Rights as Stockholder. Except as may be set forth in other instruments or agreements to which the Holder is a party, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise or conversion hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised or converted and the shares purchasable upon the exercise or conversion hereof shall have become deliverable, as provided herein.

(b) Replacement. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement or bond reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu of this Warrant, a new Warrant of like tenor.

(c) No Impairment. The Company will not, by amendment of its Certificate or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions in the Warrant (including, but not limited to, Section 5 hereof).

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(d) Amendment, Modification or Restatement. The parties may, by mutual agreement, amend, modify or restate any provision or the entirety of this Warrant, provided that each such amendment, modification or restatement shall be in writing and shall be executed and delivered by each party.

(e) Severability. If any provision of this Warrant is held to be invalid, void or unenforceable for any reason, the remaining provisions shall nevertheless continue in full force and effect, provided that nothing in this Section 12(e) shall be construed to limit or waive the breach of any representation with respect to enforceability of this Warrant.

(f) Third Party Beneficiaries. The obligations of each party under this Warrant shall inure solely to the benefit of the other parties, and no other Person shall have any legal or equitable right, remedy, or claim under or with respect to this Warrant.

(g) Notice. Any notices required or permitted to be given under this Warrant shall be given and received in accordance with the provisions of Section 7.8 of the Purchase Agreement.

(h) Assignment. Subject to the restrictions on transfer described in Section 10, above, the rights and obligations of the Company and the Holder shall be binding upon and benefit the successors, assigns and transferees of the parties.

(i) Further Assurances. Each party hereto agrees to execute and deliver such further documents and instruments and to do such further acts and things as may be necessary or desirable to carry out the intent and purposes of this Warrant.

(j) Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Wisconsin without regard to conflicts of law principles thereunder.

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IN WITNESS WHEREOF, this Warrant is executed as of this      day of             , 2004.

NIMBLEGEN SYSTEMS INC.

By:
Name:
Title:

Accepted and agreed to the      day of             , 2004.

[Name of Holder]

By:
(Title)

9

EXHIBIT 1

NOTICE OF EXERCISE

TO:	NIMBLEGEN SYSTEMS INC.

1. The undersigned hereby elects to purchase shares of Common Stock of NIMBLEGEN SYSTEMS INC. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

2. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

3. The undersigned represents that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

Signature